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                                                                  Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Amendment
No. 1 to Form S-4 (No. 333-85496) of our report dated March 1, 2001, relating to the financial statements of Exelon Generation Company, LLC, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers, LLP
Philadelphia, PA
April 24, 2002